EXHIBIT 99.3

                               PURCHASE AGREEMENT


     THIS AGREEMENT (as the same may be amended or supplemented from time to time, this "Agreement") made and entered into as of June 28, 2000 by and between Computone Corporation, a Delaware corporation (the "Company"), and LC Capital Partners, LP, a Delaware limited partnership (the "Purchaser").

     WHEREAS, the Company wishes to issue and the Purchaser wishes to purchase
(i) an 11% Promissory Note in the aggregate amount of $2,500,000, due the earlier of (a) December 28, 2001 or (b) the occurrence of an Event of Default as defined in the Promissory Note bearing even date herewith executed by the Company in favor of the Purchaser (as the same may be amended or supplemented from time to time, the "Note") and (ii) a warrant to purchase common stock of the Company, $.01 par value, exercisable until June 28, 2003 at $3.25 per share of common stock bearing even date herewith executed by the Company in favor of the Purchaser, (as the same may be amended or supplemented from time to time, the "Warrant") (the Note and the Warrant being collectively referred to herein as the "Securities").

     NOW, THEREFORE, in consideration of the agreements and obligations herein contained, the Purchaser and the Company hereby agree as follows:

     1. Purchase and Sale of the Securities. Subject to the terms and conditions set forth in this Agreement, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Securities for a purchase price of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000).

     2. The Closing. The closing (the "Closing") of the purchase and sale of the Securities shall take place at the offices of Duane, Morris & Heckscher LLP, 4200 One Liberty Place, Philadelphia, PA 19103 on June 28, 2000 or on such other date as the Company and the Purchaser shall agree. At the Closing, the Purchaser shall deliver to the Company payment for the Securities (being purchased in immediately available funds) and the Company shall deliver the Note, the Warrant and the Guaranty to the Purchaser.

     3. Security. As collateral (the "Collateral") for all amounts now or hereafter owing by the Company to the Purchaser under or pursuant to the Note, the Warrant and this Agreement (the "Obligations") the Company hereby grants to the Purchaser a lien on and security interest (the "Security Interest") in and to all tangible and intangible personal property of the Company, whether now owned or hereafter acquired or arising and wherever located, including but not limited to:

        (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments and all obligations due the Company for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered;

        (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Company to others ("Inventory");

        (c) all leases and rental agreements for personal property between the Company as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Company's residual or reversionary rights therein;

        (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

        (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall also include but not be limited to all tax refunds, patents, trademarks, service marks, tradenames, copyrights, domain names, trade secrets, know how, inventions, and other intellectual property and proprietary rights (the "Intellectual Property"), the rights to sue or otherwise recover for any misappropriation of the Intellectual Property, and all income, royalties, damages and other payments due with respect thereto;

        (f) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

        (g) all investment property of the Company, including without limitation, monies, securities (including, but not limited to, all securities issued by each subsidiary of the Company), instruments, chattel paper and documents, which at any time the Purchaser shall have or have the right to have in its possession and, independent of and in addition to the Purchaser's rights of setoff (which the Company acknowledges), the balance of any account or any amount which may be owing from time to time by the Purchaser to the Company;

        (h) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau; and

        (i) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall also include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in paragraphs (a) through
(h) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing.


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


     4. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants to the Purchaser that:

        (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to execute and deliver this Agreement, the Note and the Warrant (collectively, the "Documents") and to perform its obligations thereunder;

        (b) the Documents and the transactions contemplated therein have been duly approved by all necessary corporate action on the part of the Company. The Documents, when executed and delivered by the Company and assuming the due execution of this Agreement by the Purchaser, will constitute the valid, legal and binding agreements of the Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. Neither the execution nor the delivery of the Documents, nor the consummation of the transactions contemplated therein, nor compliance with nor fulfillment of their respective terms and provisions, will (i) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under the Certificate of Incorporation or Bylaws of the Company, any instrument, agreement, mortgage, judgment, order, award, decree or other restriction to which the Company is a party or any federal, state or other applicable law, (ii) give any party to or with rights under any such instrument, agreement, mortgage, judgment, order, award, decree or other restriction the right to terminate, modify or otherwise change the rights or obligations of the Company under such instrument, agreement, mortgage, judgement, order, award, decree or other restriction, (iii) require the approval, consent or authorization of or any filing with or notification to any federal, state or local court, governmental entity, except such conflicts, breaches, defaults, rights or approvals which, individually or in the aggregate, do not have an adverse effect on the Company, or (iv) result in the creation of any lien (other than the Security Interest); or, in the case of the Loan and Security Agreement between the Company and Emergent Business Capital Asset Based Lending, Inc. ("Emergent") for which the Company has obtained an appropriate consent;

        (c) the Company has reserved the appropriate number of shares of common stock initially issuable upon exercise of the Warrant;

        (d) the Warrant shares, when issued upon exercise of the Warrant and payment therefor, as provided in the Warrant, will be legally and validly issued, fully paid and nonassessable;

        (e) the Company shall apply the net proceeds from the sale of the Securities to pay both the cash portion of the merger consideration contemplated by the Agreement and Plan of Merger (the "Merger Agreement") among the Company, New Computone Corporation, Multi-User Solutions, Ltd. and Darrin S. Sherrill and John H. Gardner, Jr. dated April 12, 2000 and all amounts owing to Avnet Inc., successor by merger to Marshall Industries, pursuant to a certain promissory note dated March 8, 1999 by and between Marshall Industries and the Company; and the Company shall apply the balance of the proceeds for working capital purposes;

        (f) the Security Interest is valid, binding and enforceable, and upon the filing of financing statements in the appropriate governmental offices in Forsyth County, Georgia and Fulton County Georgia, will create a valid perfected first priority security interest in the personal property of the Company described herein as Collateral for the Obligations subject only to the prior security interest of Emergent (the "Emergent Lien");

        (g) the Company's Annual Report on Form 10-KSB for the fiscal year ended April 2, 1999 and its Quarterly Reports on Form 10-QSB for the quarters ended June 30, 1999, September 30, 1999 and December 31, 1999 as filed by the Company with the Securities and Exchange Commission (the "SEC"): (i) have been timely filed, (ii) complied as to form with the applicable requirements of the rules and regulations of the SEC, (iii) did not contain any untrue statement of a material fact, or omit to state any material fact, required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iv) each of the balance sheets in such filings, including the related notes and schedules thereto, fairly presents the financial position of the Company as of its date and each of the statements of operations, changes in stockholders' equity and cash flows in such filings, including the related notes and schedules thereto, fairly presents the results of operations, changes in stockholders' equity and changes in cash flow, as the case may be, of the Company for the periods involved, in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except in each case as noted therein, and subject to normal year-end audit adjustments in the case of unaudited statements.

        (h) the Company has filed all applicable federal, state, local and foreign tax returns required to be filed to date, in accordance with the provisions of law pertaining thereto, and has paid all taxes, interest, penalties and assessments required to have been paid to date, unless the Company is contesting the payment of such taxes in good faith and an appropriate reserve with respect thereto has been established in the Company's financial statements except where the failure to pay or reserve for such taxes, interest, penalties and assessments could not reasonably be expected to have a material adverse effect, and the Company has not been advised that any of its returns, federal, state, local or foreign, have been or are being audited as of the date hereof;

            (i) since December 31, 1999, except as disclosed in the Company's Private Placement Memorandum dated April 28, 2000:

            (i) there has not been any material adverse change in the properties, prospects, operations, financial condition or business of the Company other than the continuation of the Company's operating losses;

            (ii) the Company has not taken any action outside of the ordinary and usual course of business, except as related to the transactions contemplated hereby and by the Merger Agreement; and

            (iii) the Company has paid all of its material debts and monetary obligations as they have become due and payable excluding trade accounts payable;

        (j) the provisions of each employee benefit plan (the "Plan") as defined in Section 3(3) of the federal Employee Retirement Income Security Act of 1974 ("ERISA") maintained by the Company comply with all applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended (the "Code"), and with all applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements; no reportable event, as defined in Section 4043 of ERISA, has occurred with respect to any Plan; no Plan to which Section 4021 of ERISA applies has been terminated; no Plan has incurred any liability to the Pension Benefit Guaranty Corporation as provided in Sections 4062, 4063 and 4064 of ERISA; no Plan has been involved in any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and there are no unfunded liabilities with respect to any Plan which are not disclosed in the Company's financial statements;

        (k) the Company does not own any real property; each of the leases to which the Company is a party is in full force and effect and constitutes a legal, valid and binding obligation of the Company; the Company is not in default in any material respect under any such lease nor has any event occurred which with the passage of time or giving of notice would constitute such a default nor will the Company take any action or fail to take required action between the date hereof and the Closing Date which would permit any such default or event to occur; and none of such leases requires the consent of any party thereto in order to undertake or consummate the transactions contemplated by this Agreement, except such as have been obtained;

        (l) there are no pending or, to the best knowledge of the Company, threatened suits, legal proceedings, claims or governmental investigations against or with respect to the Company or its respective directors or officers, or the properties or assets of the Company; and

        (m) the Company does not have any subsidiaries other than New Computone Corporation.

     5. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows:

        (a) General:

            (i) The Purchaser has all requisite authority to enter into this Agreement and to perform all of the obligations required to be performed by it hereunder; and

            (ii) Neither the Company nor any person acting on behalf of the Company has offered or sold the Securities to the Purchaser by means of any form of general solicitation or general advertising.

        (b) Information Concerning the Company:

            (i) The Purchaser is familiar with the business and financial condition, properties, operations and prospects of the Company.

            (ii) The Purchaser has been given full access to all material information concerning the condition, properties, operations and prospects of the Company. The Purchaser and its advisors (if any) have had an opportunity to ask questions of, and to receive information from, the Company and persons acting on its behalf concerning the terms and conditions of the Purchaser's investment in the Securities, and to obtain any additional information necessary to verify the accuracy of the information and data received by the Purchaser.

            (iii) The Purchaser has made, either alone or together with its advisors (if any), such independent investigation of the Company, its management, and related matters as the Purchaser deems to be, or the Purchaser's advisors (if any) have advised to be, necessary or advisable in connection with this investment; and the Purchaser and its advisors (if any) have received all information and data which the Purchaser and its advisors (if any) believe to be necessary in order to reach an informed decision as to the advisability of investing in the Securities.

            (iv) The Purchaser understands that all of the Purchaser's representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

            (v) The Purchaser understands that the purchase of the Securities involves various risks, including the risk that it is unlikely that any market will exist for any resale of the Note or the Warrant and that resale of the Note, the Warrant and the Warrant shares will be restricted as herein provided.

        (c) Status of Purchaser:

            (i) The Purchaser is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect, and the Purchaser either alone or with the Purchaser's advisors (if any) has such knowledge, skill and experience in business, financial and investment matters as to be capable of evaluating the merits and risks of an investment in the Securities. To the extent that the Purchaser has deemed it appropriate to do so, the Purchaser has retained at the Purchaser's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Note, the Warrant and Warrant shares, as the case may be.

        (d) Restrictions on Transfer or Sale

            (i) The Purchaser is acquiring the Securities and any shares of the Company's common stock purchased upon exercise of the Warrant solely for its own account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Note, the Warrant or such shares of the Company's common stock. The

Purchaser understands that neither the Note, the Warrant nor such underlying common stock have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state (collectively referred to as "State Securities Laws") by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Purchaser and of the other representations made by the Purchaser in this Agreement. The Purchaser understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

            (ii) The Purchaser understands that the Note, the Warrant and such underlying common stock are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the SEC provide in substance that the Purchaser may dispose of such Securities or any of them only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and understands that the Company has no obligations or intentions to register any of such securities thereunder, or to take any other action so as to permit sales pursuant to the Securities Act, except as set forth in the Warrant. Accordingly, the Purchaser understands that under the SEC's rules, unless disposed of pursuant to an effective registration statement under the Securities Act, the Purchaser may dispose of the Note, the Warrant and the underlying common stock only in accordance with the provisions of Rule 144 under the Securities Act, to the extent available, or in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Purchaser. As a consequence, absent such an effective registration statement under the Securities Act, the Purchaser understands that it may be required to bear the economic risks of the investment in the Securities (and the underlying common stock) for an indefinite period of time.

            (iii) The Purchaser agrees that (a) it will not sell, assign, pledge, give, transfer, or otherwise dispose of the Note, the Warrant or such underlying common stock or any interest in any thereof or therein, or make any offer or attempt to do any of the foregoing, except pursuant to registration of such Securities under the Securities Act and any applicable State Securities Laws or in a transaction which, in the opinion of counsel for the Purchaser satisfactory to the Company (which requirement may be waived by the Company upon advice of counsel), is exempt from the registration provisions of the Securities Act and any applicable State Securities Laws; (b) the Note, the Warrant and any certificate(s) representing shares of common stock issued upon exercise of the Warrant may bear a legend making reference to the foregoing restrictions; and
(c) the Company and any transfer agent for shares of its common stock shall not be required to give effect to any purported transfer of any of such Securities except upon compliance with the foregoing restrictions.

     6. Conditions Precedent to Closing by the Purchaser. The obligations of the Purchaser to purchase the Securities and to consummate the transactions contemplated herein at the Closing are subject to the following conditions precedent:

        (a) the Purchaser shall have received a duly executed Note, Guaranty and Warrant;

        (b) the Company shall have performed all agreements contemplated by the Documents to be performed at or before the Closing, and the representations and warranties of the Company in this Agreement shall be true and correct on and as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing;

        (c) the representations and warranties of the Guarantor in the Guaranty shall be true and correct on and as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing;

        (d) the taking of all actions required to perfect the security interest in all Collateral granted herein shall have been completed including, but not limited to, (i) the filing of all necessary UCC-1 financing statements, (ii) the physical delivery of all securities of each subsidiary of the Company to the Purchaser and (iii) with respect to any Intellectual Property, which is registered or pending registration, the recording of this Agreement or other appropriate documentation with the United States Patent and Trademark Office and the United States Copyright Office where applicable to create a valid and perfected security interest;

        (e) simultaneously with the Closing under this Agreement the Company shall have received proceeds of not less than $4.0 million from the private placement of its common stock;

        (f) the Purchaser shall have received an opinion of Duane, Morris & Heckscher LLP, legal counsel to the Company dated the Closing date in a form as set forth in Exhibit A hereto;

        (g) the Purchaser's expenses, including legal fees in connection with the consummation of the transactions contemplated by the Documents, shall have been paid by the Company;

        (h) the Purchaser shall have received:

            (i) certified copies of resolutions of the Board of Directors of the Company respecting this Agreement, the Note and the Warrant and the transactions contemplated hereby and thereby;

            (ii) certified copies of the Company's organizational documents; and

            (iii) a good standing certificate of the Company dated as of a date not 15 days prior to the Closing date; and

        (i) the Purchaser shall have received a certificate signed by the President of the Company certifying as to the Company's compliance with all of the foregoing conditions precedent at Closing.

     7. Conditions Precedent to Closing by the Company. The obligations of the Company to sell and deliver such Securities are subject to the satisfaction at or prior to the Closing of the condition precedent that the representations and warranties of the Purchaser contained in Section 5 hereof shall be true and correct on and as of the Closing in all respects with the same effect as though representations and warranties had been made on and as of the Closing.

     8. Covenants of the Company. The Company covenants and agrees with the Purchaser that:

        (a) the Company will cooperate and join, at its expense, with the Purchaser in taking such steps as are necessary, in the Purchaser's judgment, to perfect or continue the perfected first priority, subject to the Emergent Lien, status of the Security Interest in all Collateral granted hereunder, including, without limitation, the execution and delivery of any financing statements, amendments thereto and continuation statements, the delivery of chattel paper, documents, instruments or securities (including, but not limited to, all securities issued by each subsidiary of the Company) to the Purchaser, the obtaining of landlords' and mortgagees' waivers required by the Purchaser, the notation of encumbrances in favor of the Purchaser on certificates of title, and the execution and filing of any collateral assignments and any other instruments requested by the Purchaser to perfect its security interest in any and all of the Company's Intellectual Property and other general intangibles. The Purchaser is expressly authorized to file financing statements without the Company's signature;

        (b) the Company will reserve and have available for issuance upon exercise of the Warrant at all times in accordance with its terms sufficient shares of Common Stock and such other or additional securities as may be subject to purchase upon the exercise of the Warrant;

        (c) the Company shall not permit to exist, at any time, any lien upon its property or assets of any character, whether now owned or hereinafter acquired, or upon any income or profits therefrom, other than the lien created under this Agreement and the Emergent Lien except:

            (i) encumbrances in favor of the Purchaser;

            (ii) encumbrances for taxes, assessments and other governmental charges incurred in the ordinary course of business which are not yet due and payable;

            (iii) pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation or to participate in any fund in connection with workmen's compensation, unemployment insurance or other social security obligations;

            (iv) good faith pledges or deposits made in the ordinary course of business to secure performance of tenders, contracts (other than for the repayment of indebtedness) or leases or to secure statutory obligations or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

            (v) liens of mechanics, materialmen, warehousemen, carriers or other similar liens securing obligations incurred in the ordinary course of business that are not yet due and payable; and

            (vi) a security interest of Marshall Industries, Inc. ("Marshall") securing approximately $350,000 of indebtedness to Marshall which security interest is by its terms subordinated to the Security Interest.

        (d) the Company from time to time, and promptly upon request of the Purchaser, shall provide such information regarding the Documents or the business, assets, liabilities, financial condition, results of operations or business prospects of the Company and any subsidiaries of the Company as the Purchaser may reasonably request, in each case in form and substance satisfactory to the Purchaser; and

        (e) the Company shall:

            (i) promptly provide the Purchaser with copies of any correspondence, notices, reports or other information provided to the Board of Directors or the stockholders of the Company;

            (ii) provide the Purchaser with 14 days prior notice of the location and time of each meeting in person of its Board of Directors and 48 hours prior notice of the time of any telephonic meeting of its Board of Directors; and

            (iii) allow a representative of the Purchaser to observe, comment at and otherwise participate in each such meeting of its Board of Directors.

     9. Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     10. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Purchaser without the prior written consent of the other party, which consent shall not be unreasonably withheld.

     11. Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, regardless of the law that might be applied under principles of conflicts of law. The Company and the Purchaser waive trial by jury in any judicial proceeding arising out of or relating to the Documents and the transactions contemplated hereby and thereby. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of Delaware.

     12. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.


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


     14. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or by facsimile (with proof of receipt) or sent by registered or certified mail, return receipt requested, postage prepaid:

         (a) If to the Company, to it at the following address:

                Computone Corporation
                Suite 100
                1060 Windward Ridge Parkway
                Alpharetta, GA 30005-3992
                Attn: Perry J. Pickerign
                      President

                with a copy to:

                Frederick W. Dreher, Esquire
                Duane, Morris & Heckscher LLP
                One Liberty Place
                Philadelphia, PA 19103-7396

         (b) If to the Purchaser, at the following address:

                LC Capital Partners, LP
                730 Fifth Avenue
                New York, NY 10019
                Attention: Richard F. Conway

                with a copy to:

                William C.F. Kurz, Esquire
                Winthrop, Stimson, Putnam & Roberts
                One Battery Park Plaza
                New York, NY 10004-1490

or at such other address as either party shall have specified by notice in writing to the other.


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


     15. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

     16. Rights Cumulative. Each of the rights and remedies of the Purchaser under the Documents shall be in addition to all of its other rights and remedies under the Documents and applicable law, and nothing in the Documents shall be construed as limiting any such rights or remedies.

     17. Severability of Provisions. Any provision of the Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Company hereby waives any provision of applicable law that renders any provision of the Documents prohibited or unenforceable in any respect.

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 28th day of June 2000.

                                             COMPUTONE CORPORATION

                                             By: /s/ Perry J. Pickerign
                                                 -----------------------------
                                                 Perry J. Pickerign, President


                                             LC CAPITAL PARTNERS, LP

                                             By: /s/ Richard F. Conway
                                                 -----------------------------
                                             Name:  Richard F. Conway
                                                    ---------------------------
                                             Title: Managing Member
                                                    --------------------------